Exhibit 21.1
SYSCO CORPORATION
DIRECT AND INDIRECT SUBSIDIARIES, DIVISIONS AND DBA’s
(As of August 12, 2009)

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION
A.M. Briggs, Inc.	Delaware
Baugh North Central Cooperative, Inc.	Delaware
Baugh Northeast Co-op, Inc.	Delaware
Baugh South Cooperative, Inc.	Delaware
Baugh Southwest Cooperative, Inc.	Delaware
Baugh Supply Chain Cooperative, Inc.	Delaware
Baugh Western Cooperative, Inc.	Delaware
Buckhead Beef Company	Delaware
Contract Administrative Services, Inc.	Delaware
Economy Foods, Inc.	California
Enclave Logistics, LLC	Delaware
Focus Foodservice, LLC	Michigan
Freedman Food Service of Dallas, Inc.	Texas
Freedman Food Service of Denver, Inc.	Delaware
Freedman Food Service of San Antonio, LP	Texas
Freedman Food Service, Inc.	Texas
Freedman Meats, Inc.	Delaware
Freedman-KB, Inc.	Delaware
FreshPoint Arizona, Inc.	Delaware
FreshPoint Atlanta, Inc.	Georgia
FreshPoint California, Inc.	Delaware
FreshPoint Central California, Inc.	Delaware
FreshPoint Central Florida, Inc.	Florida
FreshPoint Connecticut, LLC	Delaware
FreshPoint Dallas, Inc.	Delaware
FreshPoint Denver, Inc.	Colorado
FreshPoint Distribution, Inc.	Delaware
FreshPoint Il Paese, Inc.	Texas
FreshPoint Las Vegas, Inc.	Delaware
FreshPoint Nashville, Inc.	Tennessee
FreshPoint North Florida, Inc.	Florida
FreshPoint of Houston, Inc.	Delaware
FreshPoint Oklahoma City, LLC	Delaware
FreshPoint Pompano Real Estate, LLC	Delaware
FreshPoint Puerto Rico, LLC	Puerto Rico

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION
FreshPoint San Francisco, Inc.	California
FreshPoint South Florida, Inc.	Florida
FreshPoint South Texas, LP	Delaware
FreshPoint Southern California, Inc.	California
FreshPoint Tomato, LLC	Delaware
FreshPoint, Inc.	Delaware
Fulton Provision Co.	Delaware
Guest Packaging, LLC	Delaware
Guest Supply Asia, Limited	Hong Kong
Malcolm Meats Company	Delaware
Olewine’s Sysco Food Services Company	Delaware
Overton Transportation, LLC	Delaware
Pallas Foods	Ireland
Pegler-Sysco Transportation Co.	Nebraska
SFS Canada I, LP	Canada
SFS Canada II, LP	Canada
SFS GP I, Inc.	Canada
SFS GP II, Inc.	Canada
Specialty Meat Holdings, LLC	Delaware
Sysco Albany, LLC	Delaware
Sysco Arizona Leasing, Inc.	Delaware
Sysco Arizona, Inc.	Delaware
Sysco Arkansas, LLC	Delaware
Sysco Asian Foods, Inc.	Delaware
Sysco Atlanta, LLC	Delaware
Sysco Austin, Inc.	Delaware
Sysco Baltimore, LLC	Delaware
Sysco Baraboo, LLC	Delaware
Sysco Beaumont, Inc.	Delaware
Sysco Boston, LLC	Delaware
Sysco Canada, Company	Nova Scotia
Sysco Canada, Inc.	Canada
Sysco Central Alabama, Inc.	Delaware
Sysco Central California, Inc.	California
Sysco Central Florida, Inc.	Delaware
Sysco Central Illinois, Inc.	Delaware
Sysco Central Ohio, Inc.	Ohio
Sysco Central Ohio, Ltd.	Ohio
Sysco Central Ontario, Inc.	Ontario
Sysco Central Pennsylvania, LLC	Delaware

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION
Sysco Charlotte, LLC	Delaware
Sysco Chicago, Inc.	Delaware
Sysco Cincinnati, LLC	Delaware
Sysco Cleveland, Inc.	Delaware
Sysco Columbia, LLC	Delaware
Sysco Connecticut, LLC	Delaware
Sysco Corporation	Delaware
Sysco Dallas, Inc.	Delaware
Sysco Denver, Inc.	Colorado
Sysco Detroit, LLC	Delaware
Sysco Disaster Relief Foundation, Inc.	Texas
Sysco East Texas, LLC	Delaware
Sysco Eastern Maryland, LLC	Delaware
Sysco Eastern Wisconsin, LLC	Delaware
Sysco Fine Meats Vancouver, Inc.	Ontario
Sysco Fine Meats Vancouver, Inc.	Ontario
Sysco Foundation, Inc.	Texas
Sysco Four Seasons Produce Ltd.	British Columbia
Sysco Freshcut Produce Toronto Inc.	Canada
Sysco George Town Limited	Cayman Islands
Sysco Global Holdings, B.V.	Netherlands
Sysco Global Resources, LLC	Delaware
Sysco Global Services, LLC	Delaware
Sysco Grand Cayman Company	Cayman Islands
Sysco Grand Rapids, LLC	Delaware
Sysco Guest Supply Europe Limited	United Kingdom
Sysco Guest Supply, LLC	Delaware
Sysco Gulf Coast, Inc.	Delaware
Sysco Hampton Roads, Inc.	Delaware
Sysco Holdings Limited	New Brunswick
Sysco Holdings of B.C., Inc.	Canada
Sysco Holdings of Kelowna, Inc.	Canada
Sysco Houston, Inc.	Delaware
Sysco Idaho, Inc.	Idaho
Sysco Indianapolis, LLC	Delaware
Sysco Intermountain, Inc.	Delaware
Sysco International Food Group, Inc.	Florida
Sysco International, Co.	Nova Scotia
Sysco Iowa, Inc.	Delaware
Sysco Jackson, LLC	Delaware

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION
Sysco Jacksonville, Inc.	Delaware
Sysco Jamestown, LLC	Delaware
Sysco Kansas City, Inc.	Missouri
Sysco Kelowna Ltd.	New Brunswick
Sysco Knoxville, LLC	Delaware
Sysco Las Vegas, Inc.	Delaware
Sysco Lincoln, Inc.	Nebraska
Sysco Long Island, LLC	Delaware
Sysco Los Angeles, Inc.	Delaware
Sysco Louisville, Inc.	Delaware
Sysco Memphis, LLC	Delaware
Sysco Merger Ohio II, Inc.	Delaware
Sysco Metro New York, LLC	Delaware
Sysco Milton, Inc.	Ontario
Sysco Minnesota, Inc.	Delaware
Sysco Montana, Inc.	Delaware
Sysco Nashville, LLC	Delaware
Sysco Netherlands Partners, LLC	Delaware
Sysco New Mexico, LLC	Delaware
Sysco New Orleans, LLC	Delaware
Sysco Newport Meat Company	Delaware
Sysco North Central Florida, Inc.	Delaware
Sysco North Dakota, Inc.	Delaware
Sysco Northern New England, Inc.	Maine
Sysco Oklahoma, LLC	Delaware
Sysco Philadelphia, LLC	Delaware
Sysco Pittsburgh, LLC	Delaware
Sysco Portland, Inc.	Delaware
Sysco Raleigh, LLC	Delaware
Sysco Resources Hong Kong Limited	Hong Kong
Sysco Resources Midwest, Inc.	Delaware
Sysco Resources Northeast, Inc.	Delaware
Sysco Resources Southeast, Inc.	Delaware
Sysco Resources Southwest, Inc.	Delaware
Sysco Resources West, Inc.	Delaware
Sysco Resources, Inc.	Delaware
Sysco Riverside, Inc.	Delaware
Sysco Sacramento, Inc.	Delaware
Sysco San Antonio, Inc.	Delaware
Sysco San Diego, Inc.	Delaware

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION
Sysco San Francisco, Inc.	California
Sysco Seattle, Inc.	Delaware
SYSCO SERCA Food Services of New England, Inc.	Delaware
Sysco Services LLC	Delaware
Sysco South Florida, Inc.	Delaware
Sysco Southeast Florida, LLC	Delaware
Sysco Spokane, Inc.	Delaware
Sysco St. Louis, LLC	Delaware
Sysco Syracuse, LLC	Delaware
Sysco Ventura, Inc.	Delaware
Sysco Virginia, LLC	Delaware
Sysco West Coast Florida, Inc.	Delaware
Sysco West Texas, Inc.	Delaware
Sysco-Desert Meats Company, Inc.	Delaware
SyscoMed, Inc.	Delaware
SYY Netherlands C.V.	Netherlands
The SYGMA Network, Inc.	Delaware
Walker Foods, Inc.	New York

CANADIAN DIVISIONS
J.J. Derma Meats
Sysco Calgary
Sysco Edmonton
Sysco Fine Meats Toronto
Sysco Halifax
Sysco Kingston
Sysco Quebec
Sysco Regina
Sysco St. John
Sysco Sturgeon Falls
Sysco Thunder Bay
Sysco Toronto
Sysco Winnipeg

ASSUMED NAMES

Entity Name	DBA Name

Baugh Supply Chain Cooperative, Inc.	Alfmark

Alfmark Transportation

Baugh Supply Chain

Baugh Supply Chain Cooperative, Canada

BSCC Canada

Cooperative De Chaines D’Approvisionnement Baugh, Inc.

Sysco Imports

Buckhead Beef Company	Buckhead Beef Northeast

Buckhead Beef of Florida

Central Florida Foodservice

Royalty Foods, a Division of Buckhead Beef

Contract Administrative Services, Inc.	Texas Contract Administrative Services, Inc.

Economy Foods, Inc.	Facciola Meat Company

Freedman Food Service of San Antonio, LP	Texas Meat Purveyors

FreshPoint Arizona, Inc.	FreshPoint - Phoenix

FreshPoint Atlanta, Inc.	FreshPoint of Atlanta

Mitt Parker

FreshPoint Central California, Inc.	FreshPoint of Central California

FreshPoint Central Florida, Inc.	FreshPoint - Gainesville

FreshPoint Southwest Florida

FreshPoint West Coast Florida

Garden Gourmet Specialties

Incredible Fresh

Red’s Market

Red’s Market - Orlando

Red’s Market - Tampa

Entity Name	DBA Name

FreshPoint Connecticut, LLC	FreshPoint - Hartford

The Fowler & Huntting Company

FreshPoint Dallas, Inc.	American FoodService

FreshPoint Value Added Services

FreshPoint Nashville, Inc.	FreshPoint - Overton

FreshPoint of Charlotte

FreshPoint of Nashville

FreshPoint of Raleigh

FreshPoint Transportation

Overton Transportation

FreshPoint North Florida, Inc.	East Coast Fruit Company

FreshPoint - Gainesville

FreshPoint Jacksonville

FreshPoint Packers

FreshPoint Savannah

FreshPoint Southern Georgia

FreshPoint Value Added Services

Movsovitz of Georgia

FreshPoint San Francisco, Inc.	FreshPoint - San Francisco

Golden State Produce

FreshPoint South Florida, Inc.	A-One-A Produce and Dairy

FreshPoint A One A Produce and Dairy

FreshPoint South Texas, LP	City Produce

FreshPoint - Harlingen

FreshPoint - San Antonio

FreshPoint Southern California, Inc.	G & G Produce Company

The Produce Hunter

FreshPoint Vancouver, Ltd.	FreshPoint - Nanaimo

FreshPoint - Vancouver

Entity Name	DBA Name

Sysco Asian Foods, Inc.	Asian Foods

Sysco Canada, Inc.	SYSCO Canada

SYSCO Food Services of the Northwest Territories

Sysco Food Services of the Northwest Territories

SYSCO Ventra

Sysco Central Ohio, Inc.	Abbott Sysco Food Services

Sysco Food Services of Central Ohio

Sysco Corporation	Sysco (Delaware) Corporation

Sysco Guest Supply, LLC	Guest Distribution

Sysco Louisville, Inc.	Sysco/Louisville (Delaware)

Sysco/Louisville Food Services Co. (Delaware)

Sysco Metro New York, LLC	Europa Meat

Sysco Montana, Inc.	Sysco Foods

Sysco Northern New England, Inc.	Bangor Wholesale Foods

Jordan’s Sysco Food Services

Maine/Sysco

Reed Distributors

Sysco Seattle, Inc.	Sysco Food Services of Alaska

Sysco Spokane, Inc.	Sysco Food Services of Spokane